UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-8338

Salomon Brothers Emerging Markets Floating Rate Fund Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY (Address of principal executive offices)	10004 (Zip code)

Robert I. Frenkel, Esq.
Salomon Brothers Asset Management Inc
300 First Stamford Place
Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 446-1013

Date of fiscal year end: February 29
Date of reporting period: August 31, 2004

ITEM 1.     REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

S A L O M O N B R O T H E R S E M E R G I N G M A R K E T S F L O A T I N G R A T E F U N D I N C .

Letter from the Chairman

Dear Shareholder,

The overall bond markets generated positive returns over the six-month period ended August 31, 2004. Bond prices declined significantly in April, before stabilizing over recent months. The pullback in bond prices, which tend to move opposite anticipated interest rate movements, was triggered by heightened concern about resurgent inflation and anticipation that the Federal Reserve Bank (“Fed”) would begin to push key short-term rates higher. Rising interest rates can act as a brake on robust economic growth, helping to maintain a balance between steady growth and the inflation that generally can accompany it.

R. JAY GERKEN, CFA Chairman and Chief Executive Officer

As was widely expected, the Fed raised its target for the federal funds rate[i] from a four-decade low of 1.00% at the start of the period to 1.25% in June, and then increased it again by another quarter-of-a-percentage point on August 10, 2004. Following the end of the fund’s reporting period, at its September meeting, the Fed once again increased its target for the federal funds rate to 1.75%.

After a strong start to the period amid a relatively benign stretch in the U.S. Treasury bond market, emerging market bonds lost some ground in April and May, as they were disrupted by a sell-off driven almost entirely by technical factors. However, the markets rebounded during the past three months, supporting positive returns for this sector over the period.

During the six months ended August 31, 2004, the Salomon Brothers Emerging Markets Floating Rate Fund Inc. returned –1.30%, based on its New York Stock Exchange (“NYSE”) market price and 3.83% based on its net asset value (“NAV”)ii per share. In comparison, its benchmark, the unmanaged J.P. Morgan Emerging Markets Bond Index Plus (“EMBI+”), iii returned 3.79% and its Lipper emerging markets debt closed-end funds category average returned 3.58% over the same time frame.iv Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the fund distributed dividends to shareholders totaling $0.438 per share. The performance table on the following page shows the fund’s 30-day SEC and annualized distribution yields as well as its six-month total return based on its NAV and market price as of August 31, 2004. Past performance is no guarantee of future results. The fund’s yields will vary.

S A L O M O N B R O T H E R S E M E R G I N G M A R K E T S F L O A T I N G R A T E F U N D I N C .
FUND PERFORMANCE AS OF AUGUST 31, 2004

Price Per Share	30-Day SEC Yield	Annualized Distribution Yield	6-Month Total Return

$13.33 (NAV)	5.49%	6.57%	3.83%

$13.05 (NYSE)	5.60%	6.71%	-1.30%

All figures represent past performance and are not a guarantee of future results. The fund’s yields will vary.

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions, if any, in additional shares. Annualized distribution yield is the fund’s current monthly income dividend rate, annualized, and then divided by the NAV or the market price noted in this report. The “SEC yield” is a return figure often quoted by bond and other fixed-income mutual funds. This quotation is based on the most recent 30-day (or one-month) period covered by the fund’s filings with the SEC. The yield figure reflects the dividends and interest earned during the period after deduction of the fund’s expenses for the period. The annualized distribution yield assumes a current monthly income dividend rate of $0.073 for 12 months. These yields are as of August 31, 2004 and are subject to change.

Information About Your Fund

In recent months several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. The fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

In November 2003, Citigroup Asset Management (“CAM”) disclosed an investigation by the Securities and Exchange Commission (“SEC”) and the U.S. Attorney relating to CAM’s entry into the transfer agency business during 1997-1999. Citigroup has disclosed that the Staff of the SEC is considering recommending a civil injunctive action and/or an administrative proceeding against certain advisory and transfer agent entities affiliated with Citigroup, the former CEO of CAM, a former employee and a current employee of CAM, relating to the creation, operation and fees of its internal transfer agent unit that serves various CAM-managed funds. This internal transfer agent did not provide services to the fund. Citigroup is cooperating with the SEC and will seek to resolve this matter in discussion with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the fund.

S A L O M O N B R O T H E R S E M E R G I N G M A R K E T S F L O A T I N G R A T E F U N D I N C .

Looking for Additional Information?

The fund is traded under the symbol “EFL” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under symbol XEFLX. Barron’s and The Wall Street Journal’s Monday editions carry closed-end fund tables that will provide additional information. In addition, the fund issues a quarterly press release that can be found on most major financial websites as well as www.sbam.com.

In a continuing effort to provide information concerning the fund, shareholders may call 1-888-777-0102 or 1-800-SALOMON (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the fund’s current NAV, market price, and other information.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA Chairman and Chief Executive Officer September 17, 2004

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

RISKS: Foreign securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging or developing markets.

[i]	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
ii

NAV is calculated by subtracting total liabilities and the liquidation value of any outstanding preferred stock from the closing value of all securities held by the fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the fund has invested. However, the price at which an investor may buy or sell shares of the fund is at the fund’s market price as determined by supply of and demand for the fund’s shares.

iii

The J.P. Morgan Emerging Markets Bond Index Plus is a total return index that tracks the traded market for U.S. dollar- denominated Brady and other similar sovereign restructured bonds traded in the emerging markets.

iv

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 6-month period ended August 31, 2004, calculated among the 13 funds in the fund’s Lipper category, including the reinvestment of dividends and capital gains, if any.

S A L O M O N B R O T H E R S E M E R G I N G M A R K E T S F L O A T I N G R A T E F U N D I N C .

Fund at a Glance (unaudited)

Investment Breakdown as of February 29, 2004*

0.4% Repurchase Agreement

4.8% Loan Participations

94.8% Sovereign Bonds

Investment Breakdown as of August 31, 2004*

0.1% Repurchase Agreement

4.1% Loan Participations

95.8% Sovereign Bonds

______________

*	As a percentage of total investments. Please note that portfolio holdings are subject to change.

S A L O M O N B R O T H E R S E M E R G I N G M A R K E T S F L O A T I N G R A T E F U N D I N C .

Schedule of Investments (unaudited)
August 31, 2004

Face Amount	Security (a)	Value
Sovereign Bonds — 100.7%
Brazil — 31.0%
	Federal Republic of Brazil:
$5,000,000	7.336% due 6/29/09 (b)	$5,375,000
4,164,695	DCB, Series L, 2.125% due 4/15/12 (b)	3,763,843
4,051,074	MYDFA, 2.000% due 9/15/07 (b)	3,871,571
4,956,011	NMB, Series L, 2.125% due 4/15/09 (b)	4,779,453
		17,789,867

Bulgaria — 6.1%
3,504,761	Republic of Bulgaria, FLIRB, Series A, 2.750% due 7/28/12 (b)	3,500,380

Colombia — 5.9%
	Republic of Colombia:
900,000	7.625% due 2/15/07	962,100
1,770,000	8,700 due 2/15/16	1,637,250
650,000	11.750% due 2/25/20	795,437
		3,394,787

Ecuador — 6.1%
	Republic of Ecuador:
1,350,000	12.000% due 11/15/12	1,320,300
2,775,000	8.000% due 8/15/30 (b)	2,188,781
		3,509,081

Mexico — 3.3%
1,600,000	United Mexican States, 8.375% due 1/14/11	1,886,400

Panama — 6.1%
3,865,826	Republic of Panama, PDI, 2.750% due 7/17/16 (b)	3,479,244

Peru — 13.5%
	Republic of Peru:
4,675,000	FLIRB, 4.500% due 3/7/17 (b)	4,067,250
4,004,000	PDI, 5.000% due 3/7/17 (b)	3,653,650
		7,720,900

The Philippines — 6.7%
	Republic of the Philippines:
3,674,000	DCB, 2.438% due 12/1/09 (b)	3,324,970
522,222	FLIRB, Series B, 2.438% due 6/1/08 (b)	484,361
		3,809,331

See Notes to Financial Statements.

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Schedule of Investments (unaudited) (continued)
August 31, 2004

Face Amount	Security (a)	Value
Russia — 6.1%
$3,650,000	Russia Federation, 5.000% due 3/31/30 (b)	$3,499,438
Turkey — 5.9%
	Republic of Turkey
550,000	12.375% due 6/15/09	682,000
2,200,000	11.500% due 1/23/12	2,717,000
		3,399,000
Venezuela — 10.0%
5,833,100	Republic of Venezuela, DCB, Series DL, 2.750% due 12/18/07 (b)	5,727,375
	Total Sovereign Bonds (Cost — $53,128,449)	57,715,803
Loan Participations (b)(c) — 4.3%
2,516,231	Kingdom of Morocco, Tranche A, 2.781% due 1/2/09 (J.P. Morgan Chase & Co., CS First Boston Corp., UBS Financial Services Inc.) (Cost — $2,400,166)	2,478,487
Repurchase Agreement — 0.1%
74,000	UBS Securities LLC dated 8/31/04, 1.580% due 9/1/04; Proceeds at maturity — $74,003; (Fully collateralized by various U.S. Government Agency Obligations 0.000% to 9.800% due 10/22/04 to 3/1/26; Market value — $75,480) (Cost — $74,000)	74,000
	Total Investments — 105.1% (Cost — $55,602,615*)	60,268,290
	Liabilities in Excess of Other Assets — (5.1)%	(2,918,956)
	Net Assets — 100.0%	$57,349,334

(a)	Securities are segregated as collateral pursuant to loan agreement or swap agreement.
(b)	Rate shown reflects current rate on instruments with variable rates or step coupon rates.
(c)	Participation interests were acquired through the financial institutions indicated parenthetically.
*	Aggregate cost for Federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

DCB	—	Debt Conversion Bond
FLIRB	—	Front Loaded Interest Reduction Bond
MYDFA	—	Multi-Year Depository Facility Agreement
NMB	—	New Money Bond
PDI	—	Past Due Interest

See Notes to Financial Statements.

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Statement of Assets and Liabilities (unaudited)
August 31, 2004

ASSETS:
Investments, at value (Cost — $55,602,615)	$60,268,290
Cash	1,910,803
Receivable for securities sold	11,654,337
Interest receivable	724,862
Prepaid expenses	6,714
Total Assets	74,565,006
LIABILITIES:
Loan payable (Note 4)	15,000,000
Unrealized depreciation on interest rate swap contract (Note 3)	1,862,806
Payable on interest rate swap contract (Note 3)	174,202
Loan interest payable (Note 4)	66,822
Management fee payable	50,343
Accrued expenses	61,499
Total Liabilities	17,215,672
Total Net Assets	$57,349,334
NET ASSETS:
Common stock ($0.001 par value, 100,000,000 shares authorized; 4,302,735 shares outstanding)	$4,303
Additional paid-in capital	57,116,975
Undistributed net investment income	44,453
Accumulated net realized loss from investment transactions and interest rate swap contract	(2,619,266)
Net unrealized appreciation of investments and interest rate swap contract	2,802,869
Total Net Assets	$57,349,334
Net Asset Value, Per Share ($57,349,334 ÷ 4,302,735 shares outstanding)	$13.33

See Notes to Financial Statements.

S A L O M O N B R O T H E R S E M E R G I N G M A R K E T S F L O A T I N G R A T E F U N D I N C .

Statement of Operations (unaudited)
 For the Six Months Ended August 31, 2004

INVESTMENT INCOME:
Interest	$2,607,995
EXPENSES:
Management fee (Note 2)	295,801
Interest expense (Note 4)	183,965
Audit fees	34,191
Directors’ fees	28,392
Legal fees	26,686
Shareholder communications	21,971
Custody	14,875
Transfer agency services	14,771
Stock exchange listing fees	10,832
Insurance	1,104
Other	7,789
Total Expenses	640,377
Net Investment Income	1,967,618
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND INTEREST RATE SWAP CONTRACT (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	920,926
Interest rate swap contract	(373,861)
Net Realized Gain	547,065
Net Decrease in Unrealized Appreciation on Investments and Interest Rate Swap Contract	(434,137)
Net Gain on Investments and Interest Rate Swap Contract	112,928
Increase in Net Assets From Operations	$2,080,546

See Notes to Financial Statements.

S A L O M O N B R O T H E R S E M E R G I N G M A R K E T S F L O A T I N G R A T E F U N D I N C .

Statements of Changes in Net Assets
For the Six Months Ended August 31, 2004 (unaudited)
and the Year Ended February 29, 2004

	August 31	February 29
OPERATIONS:
Net investment income	$1,967,618	$4,351,484
Net realized gain	547,065	5,584,103
Increase (decrease) in net unrealized appreciation	(434,137)	3,378,569
Increase in Net Assets From Operations	2,080,546	13,314,156
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(1,884,544)	(4,501,258)
Decrease in Net Assets From Distributions to Shareholders	(1,884,544)	(4,501,258)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares issued for reinvestment of dividends (737 and 4,728 shares issued, respectively)	9,865	59,995
Increase in Net Assets From Capital Share Transactions	9,865	59,995
Increase in Net Assets	205,867	8,872,893
NET ASSETS:
Beginning of period	57,143,467	48,270,574
End of Period*	$57,349,334	$57,143,467
* Includes undistributed (overdistributed) net investment income of:	$44,453	$(38,621)

See Notes to Financial Statements.

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Statement of Cash Flows (unaudited)
For the Six Months Ended August 31, 2004

CASH FLOWS PROVIDED (USED) BY OPERATING AND INVESTING ACTIVITIES:
Interest received	$1,600,659
Operating expenses paid	(546,506)
Net sales of short-term investments	184,000
Realized loss on interest rate swap transactions	(373,861)
Purchases of long-term investments	(42,688,160)
Proceeds from disposition of long-term investments	43,332,231
Interest paid on bank loan	(174,789)
Net Cash Provided By Operating and Investing Activities	1,333,574
CASH FLOWS PROVIDED (USED) BY FINANCING ACTIVITIES:
Cash distributions paid on Common Stock	(1,884,544)
Proceeds from reinvestment of dividends	9,865
Net Cash Used By Financing Activities	(1,874,679)
Net Decrease in Cash	(541,105)
Cash, Beginning of Period	2,451,908
Cash, End of Period	$1,910,803
RECONCILIATION OF INCREASE IN NET ASSETS FROM OPERATIONS TO NET CASH FLOWS PROVIDED (USED) BY OPERATING AND INVESTING ACTIVITIES:
Increase in Net Assets From Operations	$2,080,546
Accretion of discount on investments	(926,989)
Increase in investments, at value	(1,806,293)
Amortization of premium on investments	58,404
Increase in interest receivable	(178,355)
Increase in interest rate swap contract payable	39,604
Decrease in receivable for securities sold	2,147,575
Increase in prepaid expense	(6,714)
Increase in interest payable on loan	9,176
Decrease in accrued expenses	(83,380)
Total Adjustments	(746,972)
Net Cash Flows Provided By Operating and Investing Activities	$1,333,574

See Notes to Financial Statements.

S A L O M O N B R O T H E R S E M E R G I N G M A R K E T S F L O A T I N G R A T E F U N D I N C .

Financial Highlights

For a share of capital stock outstanding throughout each year ended February 28, unless otherwise noted:

	2004(1)		2004(2)	2003(3)	2002(3)	2001	2000(4)
Net Asset Value, Beginning of Period	$13.28		$11.23	$12.07	$11.84	$12.08	$10.21
Income (Loss) From Operations:
Net investment income (5)	0.46		1.01	1.24	1.32	1.48	1.57
Net realized and unrealized gain (loss) (5)	0.03		2.09	(0.98)	0.41	(0.13)	1.89
Total Income From Operations	0.49		3.10	0.26	1.73	1.35	3.46
Less Distributions From:
Net investment income	(0.44)		(1.05)	(1.09)	(1.50)	(1.59)	(1.59)
Capital	—		—	(0.01)	—	—	—
Total Distributions	(0.44)		(1.05)	(1.10)	(1.50)	(1.59)	(1.59)
Net Asset Value, End of Period	$13.33		$13.28	$11.23	$12.07	$11.84	$12.08
Market Price, End of Period	$13.05		$13.69	$11.30	$11.75	$12.85	$11.00

Total Return, Based on Market Price (6)	(1.30	)%‡	31.55%	6.92%	3.94%	33.58%	3.74%
Net Assets, End of Period (000s)	$57,349		$57,143	$48,271	$51,768	$50,576	$51,405
Ratios to Average Net Assets:
Total expenses, including interest expense	2.27	%†	2.36%	2.65%	1.81%	—	—
Total expenses, excluding interest expense (operating expenses)	1.62	%†	1.70%	1.69%	1.54%	1.52%	1.51%
Net investment income (5)	6.98	%†	7.93%	11.64%	11.55%	12.48%	14.02%
Portfolio Turnover Rate	64%		87%	87%	142%	221%	172%
Loans Outstanding, End of Period (000s)	$15,000		$15,000	$15,000	$15,000	—	—
Weighted Average Loans (000s)	$15,000		$15,000	$15,000	$14,566	—	—
Weighted Average Interest Rate on Loans	2.43%		2.40%	2.97%	3.51%	—	—

(1)	For the six months ended August 31, 2004 (unaudited).
(2)	For the year ended February 29, 2004.
(3)

Certain amounts have been reclassified among net investment income and net realized gains in order to conform to current year presentation of swap contracts. Without the effect of these reclassifications, the net investment income for the years ended February 28, 2003 and February 28, 2002 would have been $1.08 and $1.25, respectively. N et realized and unrealized gain (loss) would have been $(0.82) and $0.48, respectively. In addition, the ratio of net investment income to average net assets would have been 10.16% and 10.95%, respectively. These reclassifications had no impact on the net asset value of the Fund or the amount and character of distributions.

(4)	For the year ended February 29, 2000.
(5)

Effective March 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended February 28, 2002, the change to net investment income, net realized and unrealized gain and the ratio of net investment income to average net assets was less than $0.01, $0.01 and 0.01%, respectively. Per share information, ratios and supplemental data for the periods prior to March 1, 2001 have not been restated to reflect this change in presentation.

(6)

Total return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. For purposes of this calculation, dividends are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded.

‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.

See Notes to Financial Statements.

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Notes to Financial Statements (unaudited)

Note 1. Organization and Significant Accounting Policies

Salomon Brothers Emerging Markets Floating Rate Fund Inc. (“Fund”), was incorporated in Maryland on January 21, 1994 and is registered as a non-diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(a) INVESTMENT VALUATION. In valuing the Fund’s assets, all securities for which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there were a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there were no sales price on such date and bid and asked quotations are available, and (iii) at the bid price if there were no sales price on such date and only bid quotations are available. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last current bid and asked price at the close of business of that market. However, when the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. Securities may also be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Securities for which reliable quotations are not readily available and all other securities and assets are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term investments having a maturity of 60 days or less are valued at amortized cost which approximates market value.

(b) REPURCHASE AGREEMENTS. When entering into repurchase agreements, it is the Fund’s policy that the custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of

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Notes to Financial Statements (unaudited) (continued)

the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) INTEREST RATE SWAPS. In order to manage interest rate sensitivity (duration), the Fund has entered into an interest rate swap agreement with J.P. Morgan Chase Bank (counterparty) pursuant to which, the Fund has guaranteed to make semi-annual payments to the counterparty at predetermined fixed rates, in exchange for floating payments from the counterparty at the 6-month LIBOR, based on notional principal amount. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. Net periodic interest payments to be received or paid are accrued daily and recorded in the statement of operations as an adjustment to realized gain or loss.

(d) LOAN PARTICIPATIONS. The Fund invests in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions. The Fund’s investment in such loans are in the form of participations in the loans. In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. The Fund may have difficulty disposing of participations because the market for such instruments is not highly liquid.

(e) INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are recorded on the trade date. Interest income is accrued on a daily basis. Market discount and premium on securities purchased are accreted on an effective yield basis over the life of the security. The Fund uses the specific identification method for determining realized gain or loss on sale of investments.

(f) FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at rates of exchange prevailing on the respective dates of such transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of income accrued and the U.S. dollar equivalent amount actually

S A L O M O N B R O T H E R S E M E R G I N G M A R K E T S F L O A T I N G R A T E F U N D I N C .

Notes to Financial Statements (unaudited) (continued)

received. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the securities. Such fluctuations are included with the net realized and unrealized gain or loss from investments. However, pursuant to U.S. Federal income tax regulations, certain net foreign exchange gains/losses included in realized gain/loss are included in or are a reduction of ordinary income for Federal income tax purposes.

(g) CASH FLOW INFORMATION. The Fund invests in securities and distributes dividends from net investment income and net realized gains from investment transactions which are paid in cash. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows.

(h) DIVIDENDS AND DISTRIBUTIONS. The Fund declares and pays dividends to shareholders monthly from net investment income. Net realized gains, if any, in excess of loss carryovers are expected to be distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassifications. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as a return of capital. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP.

(i) FEDERAL INCOME TAXES. The Fund has complied and intends to continue to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute all, or substantially all, of its income and capital gains, if any, to its shareholders. Therefore, no federal income tax or excise tax provision is required.

Note 2. Management and Advisory Fees and Other Transactions

The Fund is a party to an investment advisory and administration agreement with Salomon Brothers Asset Management Inc (“SBAM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”). Pursuant to a Sub-Administration Agreement, SBAM has delegated certain administrative services to Smith Barney Fund Management LLC (“SBFM”), another indirect wholly-owned subsidiary of Citigroup and an affiliate of SBAM. The sub-administration agreement is between SBAM and SBFM. SBFM does not receive any compensation for its services from the Fund. The Fund pays SBAM a monthly fee at an annual rate of 1.05% of the Fund’s average weekly net assets for its services. This fee is calculated daily and paid monthly.

S A L O M O N B R O T H E R S E M E R G I N G M A R K E T S F L O A T I N G R A T E F U N D I N C .

Notes to Financial Statements (unaudited) (continued)

Certain officers and/or Directors of the Fund are also officers and/or Directors of SBAM.

Note 3. Investments

For the six months ended August 31, 2004, the aggregate cost of purchases and proceeds from sales of investments (including maturities of long-term investments, but excluding short-term investments) were as follows:

Purchases	$42,688,160
Sales	$41,184,656

At August 31, 2004, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$4,763,814
Gross unrealized depreciation	(98,139)
Net unrealized appreciation	$4,665,675

At August 31, 2004, the Fund had outstanding the following interest rate swap agreement:

Swap Counterparty:	J.P. Morgan Chase Bank
Effective Date:	12/28/00
Notional Amount:	$16,000,000
Payments Made by the Fund:	Fixed Rate 6.13%
Payments Received by the Fund:	Floating Rate (6-month LIBOR)
Termination Date:	12/29/10
Unrealized Depreciation as of 8/31/04:	$(1,862,806)

In connection with this agreement, the Fund is exposed to off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected in the Statement of Assets and Liabilities. Additionally, the Fund is exposed to credit risk in the event of non-performance by the swap counterparty.

At August 31, 2004, the Fund held loan participations with a total cost of $2,400,166 and with a total market value of $2,478,487.

Note 4.  Loan

At August 31, 2004, the Fund had $15,000,000 outstanding of an available $20,000,000 loan pursuant to a revolving credit and security agreement with CXC Inc., a commercial paper conduit issuer for which Citicorp North America Inc., another affiliate of SBAM, acts as administrative agent. The loans generally bear interest at a variable rate based on the weighted average interest rates of the underlying commercial paper or LIBOR, plus any applicable margin. Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing

S A L O M O N B R O T H E R S E M E R G I N G M A R K E T S F L O A T I N G R A T E F U N D I N C .

Notes to Financial Statements (unaudited) (continued)

outstanding and any additional expenses. For the six months ended August 31, 2004, the Fund paid interest expense of $174,789.

Note 5. Credit and Market Risk

The yields on emerging market debt obligations and high-yield corporate debt obligations reflect, among other things, perceived credit risk. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, overall greater risk of untimely and ultimate non-payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. At August 31, 2004, the Fund has a concentration of credit risk in sovereign debt of emerging market countries.

Note 6. Dividends Subsequent to August 31, 2004

On July 29, 2004, the Board of Directors of the Fund declared three dividends from net investment income, each in the amount of $0.073 per share, payable on September 24, 2004, October 29, 2004, and November 26, 2004 to shareholders of record on September 14, 2004, October 13, 2004 and November 16, 2004, respectively.

7. Additional Information

In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (“SEC”) has notified Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the funds’ investment manager and other investment advisory companies; Citicorp Trust Bank (“CTB”), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and two other individuals, one of whom is an employee and the other of whom is a former employee of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The sub-contractor’s business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made.

S A L O M O N B R O T H E R S E M E R G I N G M A R K E T S F L O A T I N G R A T E F U N D I N C .

Notes to Financial Statements (unaudited) (continued)

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM’s initiation and operation of, and compensation for, the transfer agent business and CAM’s retention of, and agreements with, the subcontractor.

Citigroup is cooperating fully in the investigation and will seek to resolve the matter in discussions with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Fund. As previously disclosed, CAM has already agreed to pay the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee.

The Fund did not implement the contractual arrangement described above and therefore will not receive any portion of such payment.

S A L O M O N B R O T H E R S E M E R G I N G M A R K E T S F L O A T I N G R A T E F U N D I N C .

Additional Shareholder Information (unaudited)

Results of Annual Meeting of Shareholders

The Annual Meeting of Shareholders of Salomon Brothers Emerging Markets Floating Rate Fund Inc. was held on June 17, 2004, for the purposes of considering and voting upon the election of Carol L. Colman, Daniel P. Cronin and William R. Hutchinson, as Class II Directors to serve until the 2007 Annual Meeting of Shareholders. The following table provides information concerning the matter voted upon at the meeting:

Election of Directors

Nominees	Votes For	Votes Withheld
Carol L. Colman	3,986,449	83,063
Daniel P. Cronin	3,986,449	83,063
William R. Hutchinson	3,986,449	83,063

At August 31, 2004, in additional to Carol L. Colman, Daniel P. Cronin and William R. Hutchinson, the other Directors of the Fund were as follows:

Leslie H. Gelb
R. Jay Gerken
Dr. Riordan Roett
Jeswald W. Salacuse

S A L O M O N B R O T H E R S E M E R G I N G M A R K E T S F L O A T I N G R A T E F U N D I N C .

Dividend Reinvestment Plan (unaudited)

1. Each shareholder initially purchasing shares of common stock (“Shares”) of Salomon Brothers Emerging Markets Floating Rate Fund Inc. (“Fund”) on or after September 6, 1996 will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment and Cash Purchase Plan (“Plan”), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all income dividends and distributions of capital gains in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund’s dividend-paying agent (“Agent”). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of “street name” and register such Shares in the shareholder’s name in order to participate, otherwise dividends and distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a “Participant.” The Agent will act as Agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

2. Unless the Fund declares a dividend or distribution payable only in the form of cash, the Agent will apply all dividends and distributions in the manner set forth below.

3. If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a “market premium”), the Agent will receive the dividend or distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a “market discount”), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a “Trading Day”) preceding the payment date for the dividend or distribution. For purposes herein, “market price” will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

4. Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the dividend or distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the Trading Day prior to the “ex-dividend” date next succeeding the dividend or distribution payment date.

5. If (i) the Agent has not invested the full dividend amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph 4

S A L O M O N B R O T H E R S E M E R G I N G M A R K E T S F L O A T I N G R A T E F U N D I N C .

Dividend Reinvestment Plan (unaudited) (continued)

above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the dividend or distribution.

6. In the event that all or part of a dividend or distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the dividend or distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

7. Participants have the option of making additional cash payments to the Agent, monthly, in a minimum amount of $250, for investment in Shares. The Agent will use all such funds received from Participants to purchase Shares in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Agent, Participants should send in voluntary cash payments to be received by the Agent approximately 10 days before an applicable purchase date specified above. A Participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before such payment is to be invested.

8. Purchases by the Agent pursuant to paragraphs 4 and 7 above may be made on any securities exchange on which the Shares of the Fund are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant’s account. The Agent may commingle amounts of all Participants to be used for open-market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

9. The Agent will maintain all Participants’ accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Participant’s name or that of its nominee, and each Participant’s proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance

S A L O M O N B R O T H E R S E M E R G I N G M A R K E T S F L O A T I N G R A T E F U N D I N C .

Dividend Reinvestment Plan (unaudited) (continued)

with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

10. The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Dividends and distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund’s Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

11. Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

12. The Agent’s service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

13. Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than 10 days prior to any dividend or distribution record date; otherwise such termination will be effective on the first Trading Day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be amended or terminated by the Fund as applied to any voluntary cash payments made and any income dividend or capital gains distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the income dividend or capital gains distribution. The Plan may be amended or terminated by the Agent, with the Fund’s prior written consent, on at least 30 days’ written notice to Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge. If the Participant elects by notice to the Agent in writing in advance of such termination to have the Agent sell part or all of a Participant’s Shares and remit the proceeds to Participant, the Agent is authorized to deduct a brokerage commission for this transaction from the proceeds.

14. Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant’s account under the Plan. Any such amendment may include an appointment by the

S A L O M O N B R O T H E R S E M E R G I N G M A R K E T S F L O A T I N G R A T E F U N D I N C .

Dividend Reinvestment Plan (unaudited) (continued)

Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Agent, for each Participant’s account, all dividends and distributions payable on Shares of the Fund held in each Participant’s name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

15. In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners (“Nominee Holders”), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder’s name and held for the account of beneficial owners who are to participate in the Plan.

16. The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

17. All correspondence concerning the Plan should be directed to the Agent at 59 Maiden Lane, New York, New York 10038.

This report is transmitted to the shareholders of Salomon Brothers Emerging Markets Floating Rate Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-446-1013.

Information on how the Fund voted proxies relating to portfolio securities during the 12 month period ended June 30, 2004 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-446-1013, (2) on the Fund’s website at www.citigroupAM.com and (3) on the SEC’s website at www.sec.gov.

S A L O M O N B R O T H E R S E M E R G I N G M A R K E T S F L O A T I N G R A T E F U N D I N C .

Directors CAROL L. COLMAN DANIEL P. CRONIN LESLIE H. GELB R. JAY GERKEN, CFA WILLIAM R. HUTCHINSON RIORDAN ROETT JESWALD W. SALACUSE

    Salomon Brothers Emerging Markets
Floating Rate Fund Inc.
           125 Broad Street
           10th Floor, MF-2
           New York, New York 10004
           TELEPHONE
              1-888-777-0102

INVESTMENT MANAGER AND ADMINISTRATOR
           Salomon Brothers Asset Management Inc
           399 Park Avenue
           New York, New York 10022

CUSTODIAN
           State Street Bank and Trust Company
           225 Franklin Street
           Boston, Massachusetts 02110

DIVIDEND DISBURSING AND TRANSFER AGENT
           American Stock Transfer & Trust Company
           59 Maiden Lane
           New York, New York 10038

LEGAL COUNSEL
           Simpson Thacher & Bartlett LLP
           425 Lexington Avenue
           New York, New York 10017

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
           PricewaterhouseCoopers LLP
           300 Madison Avenue
           New York, New York 10017

NEW YORK STOCK EXCHANGE SYMBOL
           EFL

Officers

R. JAY GERKEN, CFA
            Chairman and
            Chief Executive Officer

PETER J. WILBY, CFA
            President

ANDREW B. SHOUP
            Senior Vice President and
            Chief Administrative Officer

FRANCES M. GUGGINO
            Chief Financial Officer
            and Treasurer

JAMES E. CRAIGE, CFA
            Executive Vice President

THOMAS K. FLANAGAN, CFA
            Executive Vice President

ANDREW BEAGLEY
            Chief Compliance Officer

WENDY S. SETNICKA
            Controller

ROBERT I. FRENKEL
        Secretary and
        Chief Legal Officer

Salomon Brothers Emerging Markets Floating Rate Fund Inc.
Semi-Annual Report

SALOMON

BROTHERS

Asset Management

AUGUST 31, 2004

American Stock Transfer & Trust Company 59 Maiden Lane New York, New York 10038

EFLSEMI 8/04 04-7251

ITEM 2.       CODE OF ETHICS.

Not applicable.

ITEM 3.       AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.       PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.       AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.       [RESERVED]

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Board of Directors of the Fund has delegated the authority to develop policies and procedures relating to proxy voting to the Manager. The Manager is part of Citigroup Asset Management (“CAM”), a group of investment adviser affiliates of Citigroup, Inc. (“Citigroup”). Along with the other investment advisers that comprise CAM, the Manager has adopted a set of proxy voting policies and procedures (the “Policies”) to ensure that the Manager votes proxies relating to equity securities in the best interest of clients.

In voting proxies, the Manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The Manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The Manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the Manager of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

In furtherance of the Manager’s goal to vote proxies in the best interest of clients, the Manager follows procedures designed to identify and address material conflicts that may arise between the Manager’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the Manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s and the Manager’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The Manager also maintains and considers a list of significant relationships that could present a conflict of interest for the Manager in voting proxies. The Manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the Manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the Manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the Manager decides to vote a proxy, the Manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the Manager in voting proxies with respect to such issuer. Such position is based on the fact that the Manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the Manager and certain other Citigroup business units.

CAM maintains a Proxy Voting Committee, of which the Manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the Manager’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the

Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the Manager’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the Manager may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

ITEM 8.       [RESERVED]

ITEM 9.       SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

 Not applicable.

ITEM 10.     CONTROLS AND PROCEDURES.

(a)     The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)     There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 11.     EXHIBITS.

(a)      Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Salomon Brothers Emerging Markets Floating Rate Fund Inc.
By:	/s/ R. Jay Gerken
R. Jay Gerken Chief Executive Officer of Salomon Brothers Emerging Markets Floating Rate Fund Inc.
Date: November 8, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken Chief Executive Officer of Salomon Brothers Emerging Markets Floating Rate Fund Inc.
Date: November 8, 2004

By:	/s/ Frances M. Guggino
Frances M. Guggino Chief Financial Officer of Salomon Brothers Emerging Markets Floating Rate Fund Inc.
Date: November 8, 2004